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                                                                    Exhibit 99.1




                                  Certification


         Pursuant to 18 U.S.C. Section 1350, I, Andrew J. Mako, Chief Executive Officer of PRUCO Life Insurance Company of New Jersey (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 14, 2003




                                                Andrew J. Mako
                                                ------------------------------
                                                Name:  Andrew J. Mako
                                                Title: Chief Executive Officer





         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.